UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 25, 2007
MACKINAC FINANCIAL CORPORATION
(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)
(Exact name of registrant as specified in its charter)

MICHIGAN	0-20167	38-2062816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN		49854
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (888) 343-8147
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 25, 2007, Registrant issued a press release announcing its results of operations for the three and nine months ended September 30, 2007, and financial condition as of September 30, 2007, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
The following exhibits are furnished herewith:

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
99	Press Release of Mackinac Financial Corporation dated October 25, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION
Date: October 25, 2007
	By:	/s/ Ernie R. Krueger

Ernie R. Krueger
EVP/CFO

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
99	Press Release dated October 25, 2007